UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2012

InsPro Technologies Corporation

(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road

Suite B-101

Radnor, Pennsylvania 19087

(Address of principal executive offices)

(484) 654-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

InsPro Technologies Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 15, 2012. Mr. Frederick Tecce, who was elected as a member of our Board of Directors at the 2011 annual meeting of stockholders, chose not to stand for re-election at our Annual Meeting and as a result, Mr. Tecce’s position as a director ceased upon the completion of the Annual Meeting. Mr. Tecce’s decision was not the result of any disagreement with the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on August 15, 2012. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 29, 2012, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1.	Election of the ten nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:

Nominee	For	Withheld
Donald R. Caldwell	58,008,590	225,039
Brian Adamsky	58,098,229	135,400
Michael Azeez	58,098,229	135,400
John Harrison	58,100,229	133,400
Robert J. Oakes	58,098,229	135,400
Sanford Rich	58,098,229	135,400
L.J. Rowell	58,098,229	135,400
Paul Soltoff	58,100,229	133,400
Anthony R. Verdi	58,100,229	133,400
Edmond J. Walters	58,100,229	133,400

2.	Ratification of the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

For	Against	Abstain
71,624,184	477,093	600

There were 13,868,248 broker non-votes with respect to the election of directors. There were no broker non-votes with respect to the proposals to ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; and (ii) the proposal to ratify the selection of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012 was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 16, 2012	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Principal Executive Officer, Chief Financial Officer and Chief Operating Officer